EXHIBIT 24.1
DUKE ENERGY CORPORATION
Power of Attorney
FORM 10-K
Annual Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
For the fiscal year ended December 31, 2020
(Annual Report)

The undersigned Duke Energy Corporation, a Delaware corporation, and certain of its officers and/or directors, do each hereby constitute and appoint Lynn J. Good, Steven K. Young, David S. Maltz and Dwight L. Jacobs, and each of them, to act as attorneys-in-fact for and in the respective names, places and stead of the undersigned, to execute, seal, sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K for the year ended December 31, 2020, of said Duke Energy Corporation and any and all amendments thereto, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.
Executed as of the 25th day of February, 2021.

DUKE ENERGY CORPORATION

By:	/s/ LYNN J. GOOD
Lynn J. Good
Chair, President and Chief Executive Officer

(Corporate Seal)
ATTEST:

/s/ KENNA C. JORDAN
Kenna C. Jordan
Assistant Corporate Secretary

SIGNATURE	TITLE
/s/ LYNN J. GOOD	Chair, President and Chief Executive Officer (Principal Executive Officer and Director)
Lynn J. Good
/s/ STEVEN K. YOUNG	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
Steven K. Young
/s/ DWIGHT L. JACOBS	Senior Vice President, Chief Accounting Officer, Tax and Controller (Principal Accounting Officer)
Dwight L. Jacobs
/s/ MICHAEL G. BROWNING	Independent Lead Director
Michael G. Browning
/s/ ANNETTE K. CLAYTON	Director
Annette K. Clayton
/s/ THEODORE F. CRAVER, JR.	Director
Theodore F. Craver, Jr.
/s/ ROBERT M. DAVIS	Director
Robert M. Davis
/s/ DANIEL R. DIMICCO	Director
Daniel R. DiMicco
/s/ NICHOLAS C. FANANDAKIS	Director
Nicholas C. Fanandakis
/s/ JOHN T. HERRON	Director
John T. Herron
/s/ WILLIAM E. KENNARD	Director
William E. Kennard
/s/ E. MARIE MCKEE	Director
E. Marie McKee
/s/ MARYA M. ROSE	Director
Marya M. Rose
/s/ THOMAS E. SKAINS	Director
Thomas E. Skains
/s/ WILLIAM E. WEBSTER, JR.	Director
William E. Webster, Jr.